UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 26, 2003 (November 24, 2003)

Date of Report (Date of earliest event reported)

CABLETEL COMMUNICATIONS CORP.

(Exact name of Registrant as specified in its charter)

Ontario, Canada

(Jurisdiction of incorporation or organization)

1-13332	8647 8525

(Commission File Number)	(Canadian Federal Tax Account Number)

230 Travail Rd., Markham, Ontario, Canada L3S 3J1

(Address of principal executive offices)

(905) 475-1030

(Registrant’s telephone number, including area code)

Item 5.     Other Events

     On November 24, 2003, Cabletel Communications Corp. announced that William J. Biggar has resigned from his position as Chairman of the Board of Directors. No successor has as yet been named to fill the vacancy created by his resignation.

Item 7.     Financial Statements and Exhibits

99.1	Press release dated November 24, 2003
99.2	Letter of resignation dated November 21, 2003

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLETEL COMMUNICATIONS CORP.
(Registrant)

Date:	November 25, 2003	By:	/s/ Ron Eilath

Ron Eilath
Executive Vice President and Chief Financial Officer